SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 16, 2004

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)


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Item 5.  Other Events

     On March 19, 2004, Alexander D. Cross, a member of our Board of Directors, entered into a stock selling plan, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Under the plan, Mr. Cross authorized the sale of up to 11,275 shares that were acquired by Mr. Cross from the Company on April 11, 1991. This plan was disclosed on a form 8-K filed by Ligand on March 22, 2004.

     Due to inadvertent settlement errors, four sales transactions under the plan on 25, 26 and 27 May 2004 totaling 6,000 shares had to be cancelled, terminating the plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                                      LIGAND PHARMACEUTICALS INCORPORATED




Date : June 16, 2004        By:      /S/WARNER BROADDUS
                                     --------------------------------------
                            Name:    Warner Broaddus
                            Title:   Vice President, General Counsel & Secretary